Exhibit 10.4

                      RESIGNATION AND FORFEITURE OF SHARES


     THIS RESIGNATION AND FORFEITURE OF SHARES ("Resignation and Forfeiture") is executed and delivered by Fred S. Zeidman and acknowledged and agreed to by Coastal Bancshares Acquisition Corp.

     The undersigned acknowledges that execution and delivery of this Resignation and Forfeiture is a condition to the Company and I-Bankers Securities Incorporated and Newbridge Securities Corporation, the representatives of the underwriters in the Company's initial public offering (the "Representatives"), releasing the undersigned of his obligations under that certain insider letter dated January 20, 2005, executed by the undersigned for the benefit of the Company and the Representatives (the "Insider Letter"). This Resignation and Forfeiture is to be made effective as of April 7, 2005.

     The undersigned, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, in order to induce the Company and the Representatives to release the undersigned from his obligations under the Insider Letter, hereby agrees as follows:

     The undersigned hereby resigns from his position with the Company as a member of the Board of Directors.

     The undersigned, hereby forfeits his ownership of 40,000 shares of common stock of the Company, par value $.01 (the "Shares"), which Shares are currently held in escrow by Continental Stock Transfer & Trust Company (the "Escrow Agent") pursuant to that certain Stock Escrow Agreement, dated February 18, 2005, between the initial stockholders of the Company, the undersigned, and the Escrow Agent (the "Stock Escrow Agreement").

     The undersigned hereby terminates his interest in and waives any rights he may have pursuant to the following agreements: (i) the Insider Letter; (ii) the Stock Escrow Agreement; (iii) the Lock-Up Agreement dated February 18, 2005, by and between the undersigned and the Representatives; and (iv) the Registration Rights Agreement, dated February 14, 2005, by and between the Company, the undersigned and the additional stockholders named therein (collectively, the "Agreements").

     If any provision of this Resignation and Forfeiture is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Resignation and Forfeiture will remain in full force and effect. Any provision of this Resignation and Forfeiture held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     The undersigned hereby agrees to execute, or cause to be executed, any and all amendments, agreements, documents or instruments in connection therewith necessary or appropriate to further the intentions of this Resignation and Forfeiture.

     This Resignation and Forfeiture may not be changed except in a writing signed by the person(s) against whose interest such change will operate. Nothing contained herein shall be deemed to be a waiver of any rights, remedies or privileges that any party may have except as expressly provided in this Resignation and Forfeiture. This Resignation and Forfeiture will be governed by and construed under the laws of the State of Texas without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Resignation and Forfeiture as of this 7th day of April 2005.




                                            /s/ Fred S. Zeidman
                                            ----------------------------------
                                            Fred S. Zeidman




Acknowledged and Agreed to By:

Coastal Bancshares Acquisition Corp.

By:  /s/ Cary M. Grossman
---------------------------------------
         Cary M. Grossman
         Co-Chief Executive Officer


I-Bankers Securities Incorporated

By:  /s/ Shelley Gluck
---------------------------------------
Name:    Shelley Gluck
Title:   Chief Financial Officer


Newbridge Securities Corporation

By:  /s/ James E. Hosch
---------------------------------------
Name:    James E. Hosch
Title:   Senior Vice President





                                      -2-